                                                                                        EXHIBIT 32.1

                                      CERTIFICATION PURSUANT TO
                                       18 U.S.C. SECTION 1350,
                                       AS ADOPTED PURSUANT TO
                            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The St. Lawrence Seaway  Corporation (the "Company") on Form
10-K for the year ended March 31, 2004 as filed with the Securities  and Exchange  Commission on the date hereof (the "Report"),  I, Joel M. Greenblatt,  Chairman of the Board of the Company,  certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, that:

(1) The Report fully  complies with the  requirements  of Section  13(a) or 15(d) of the  Securities
Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joel M. Greenblatt
-----------------------------
Joel M. Greenblatt
Chairman of the Board
June 29, 2004